SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported):          MARCH 4, 2003



                               ANZA CAPITAL, INC.
             (Exact name of registrant as specified in its charter)



             NEVADA                    O-24512              88-1273503
         (State or other             (Commission          (I.R.S. Employer
 jurisdiction of incorporation)      File Number)        Identification No.)


                         3200 BRISTOL STREET, SUITE 700
                              COSTA MESA, CA  92626
              (Address of principal executive offices)  (zip code)


                                 (714) 866-2100
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report.)


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ITEM  1.       CHANGES  IN  CONTROL  OF  REGISTRANT

               Not  applicable.

ITEM  2.       ACQUISITION  OR  DISPOSITION  OF  ASSETS

               Not  applicable.

ITEM  3.       BANKRUPTCY  OR  RECEIVERSHIP

               Not  applicable.

ITEM  4.       CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

               Not  applicable.

ITEM  5.       OTHER  EVENTS

                  On  March 4, 2003, Anza Capital, Inc. issued a press release announcing its intent to rescind the Reorganization Agreement entered into with Homelife, Inc. A copy of the press release is filed herewith as Exhibit 99.1.

ITEM  6.       RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

               Not  applicable.

ITEM  7.       FINANCIAL  STATEMENTS

               Not  applicable.

ITEM  8.       CHANGE  IN  FISCAL  YEAR

               Not  applicable.

EXHIBITS

ITEM  NO.      DESCRIPTION

99.1           Press  Release  dated  March  4,  2003.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March  4,  2003                  Anza  Capital,  Inc.,
                                         a  Nevada  corporation



                                         /s/    Vincent  Rinehart
                                         ---------------------------------------
                                         By:    Vincent  Rinehart
                                         Its:   President  and  Chief  Executive
                                                Officer



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